PROSPECTUS
                                                      July 30, 1997   ,
                                       as revised February 28,
1998

Putnam    Strategic     Income    Fund
Class A, B and M shares
INVESTMENT STRATEGY: INCOME

This prospectus explains concisely what you should know before
investing in Putnam    Strategic     Income    Fund     (the
"fund"). Please read it carefully and keep it for future reference. You can find more detailed information in the July 30, 1997 statement of additional information (the "SAI"), as amended from time to time. For a free copy of the SAI or other information, call Putnam Investor Services at 1-800-225-1581.
The SAI has been filed with the Securities and Exchange Commission (the "Commission") and is incorporated into this prospectus by reference. The Commission maintains a Web site (http://www.sec.gov) that contains the SAI, material incorporated by reference into this prospectus and the SAI, and other information regarding registrants that file electronically with the Commission.

The fund invests primarily in lower-rated bonds, commonly known
as "junk bonds."     These investments     are subject to a
greater risk of loss of principal and nonpayment of interest. Investors should carefully assess the risks associated with an investment in the fund.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR
GUARANTEED OR ENDORSED BY, ANY FINANCIAL INSTITUTION, ARE NOT
INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL
RESERVE BOARD OR ANY OTHER AGENCY, AND INVOLVE RISK, INCLUDING
THE POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

                          BOSTON * LONDON * TOKYO

ABOUT THE FUND

Expenses summary
 .................................................................
This section describes the sales charges, management fees, and annual operating expenses that apply to various classes of the fund's shares.  Use it to help you estimate the impact of
transaction costs    and recurring expenses     on your
investment over time.

Financial highlights
 .................................................................
Study this table to see, among other things, how the fund performed each year for the past 10 years or since it began investment operations if it has been in operation for less than 10 years.

Objective
 .................................................................
Read this section to make sure the fund's objective is consistent with your own.

How the fund pursues its objective
 .................................................................
This section explains in detail how the fund seeks its investment
objective   and identifies     risks         associated with
   the fund's     investment    policies    .

How performance is shown
 .................................................................
This section describes and defines the measures used to assess fund performance. All data are based on past investment results and do not predict future performance.

How the fund is managed
 .................................................................
Consult this section for information about the fund's management,
allocation of its expenses, and how    it     purchases and
   sells     securities        .

Organization and history
 .................................................................
In this section, you will learn when the fund was introduced, how it is organized, how it may offer shares, and who its Trustees are.

ABOUT YOUR INVESTMENT

Alternative sales arrangements
 .................................................................
Read this section for descriptions of the classes of shares this prospectus offers and for points you should consider when making your choice.

How to buy shares
 .................................................................
This section describes the ways you may purchase shares and tells you the minimum amounts required to open various types of
accounts.  It explains how sales charges are determined and how
you may become eligible for reduced sales charges        .

Distribution plans
 .................................................................
This section tells you what distribution fees are charged against each class of shares.

How to sell shares
 .................................................................
In this section you can learn how to sell fund shares, either directly to the fund or through an investment dealer.

How to exchange shares
 .................................................................
Find out in this section how you may exchange fund shares for shares of other Putnam funds. The section also explains how exchanges can be made without sales charges and the conditions under which sales charges may be required.

How the fund values its shares
 .................................................................
This section explains how the fund determines the value of its shares.

How the fund makes distributions to shareholders; tax information
 .................................................................
This section describes the various options you have in choosing how to receive fund dividends. It also discusses the tax status of the payments and counsels you to seek specific advice about your own situation.

ABOUT PUTNAM INVESTMENTS, INC.
 .................................................................
Read this section to learn more about the companies that provide marketing, investment management, and shareholder account services to Putnam funds and their shareholders.

APPENDIX
Securities ratings
About the fund

EXPENSES SUMMARY

Expenses are one of several factors to consider when investing. The following table summarizes your maximum transaction costs from investing in the fund and expenses based on the most recent fiscal year. The examples show the cumulative expenses attributable to a hypothetical $1,000 investment over specified periods.

 Class A                Class B       Class M
 shares                 shares        shares
Shareholder transaction
expenses

Maximum sales charge
imposed on purchases
 (as a percentage of
offering price)          4.75%         NONE*         3.25%*

Deferred sales charge            5.0% in the first
 (as a percentage                 year, declining
 of the lower of                  to 1.0% in the
 original purchase               sixth year, and
 price or redemption                eliminated
 proceeds)              NONE**      thereafter        NONE


Annual fund operating expenses
(as a percentage of average net assets)
                             Total fund
Management        12b-1       Other    operating
fees+             fees      expenses   expenses+
----------        -----     -------------------
Class A           0.41%      0.25%      0.59%        1.25%
Class B           0.41%      1.00%      0.59%        2.00%
Class M           0.41%      0.50%      0.59%        1.50%
+ after expense limitation

The table is provided to help you understand the expenses of investing and your share of fund operating expenses. The expenses shown in the table do not reflect the application of credits that reduce fund expenses. The management fees and total fund operating expenses shown in the table reflect an expense limitation currently in effect. In the absence of an expense limitation, management fees and total fund operating expenses would have been 0.70% and 1.54%, respectively, for class A shares; 0.70% and 2.29%, respectively, for class B shares; and 0.70% and 1.79%, respectively, for class M shares.


Examples

Your investment of $1,000 would incur the following expenses, assuming 5% annual return and, except as indicated, redemption at the end of each period:

                              1        3       5        10
                            year     years    years    years

Class A                     $60      $85      $113    $191
Class B                     $70      $93      $128    $213  ***
Class B (no redemption)     $20      $63      $108    $213  ***
Class M                     $47      $78      $112    $206

The examples do not represent past or future expense levels.
Actual expenses may be greater or less than those shown. Federal regulations require the examples to assume a 5% annual return, but actual annual return varies.

* The higher 12b-1 fees borne by class B and class M shares may cause long-term shareholders to pay more than the economic equivalent of the maximum permitted front-end sales charge on class A shares.

** A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares that were purchased without an initial sales charge. See "How to buy shares -
      Class A shares."

***   Reflects conversion of class B shares to class A shares
      (which pay lower ongoing expenses) approximately eight years after purchase. See "Alternative sales arrangements."

FINANCIAL HIGHLIGHTS

The following table presents per share financial information for class A, B and M shares. This information has been audited and reported on by the independent accountants. The "Report of independent accountants" and financial statements included in the fund's annual report to shareholders for the 1997 fiscal year are incorporated by reference into this prospectus. The fund's annual report, which contains additional unaudited performance information, is available without charge upon request.

FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

CLASS
A



                                                 For the period
                                                       February 26, 1996
Per-share                      Year ended   to May 31         operating
performance                             March 31,
                                          1997       1996
Net asset value,
 beginning of period                            $8.38        $8.50


Investment operations
Net investment income(d)                          .63       .04(c)

Net realized and unrealized
 gain (loss) on investments                     (.02)         (.13)


Total from investment operations                  .61         (.09)


Less distributions
From net investment income                      (.63)         (.03)


From net realized gain
 on investments                                 (.02)        --

Total distributions                             (.65)         (.03)


Net asset value,
 end of period                                  $8.34        $8.38

Ratios and supplemental data

Total investment return at
 net asset value (%)(a)                          7.36       (1.41)*

Net assets, end of period
 (in thousands)                               $39,178             $3,799

Ratio of expenses to average
 net assets (%)(b)(d)                            1.25          .13*

Ratio of net investment income
 to average net assets (%)(d)                    7.74          .50*


Portfolio turnover (%)                         169.27        18.98*

+    Commencement of operations
*    Not annualized.
(a)  Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.
(b)  Includes amounts paid through expense offset arrangements.
(c)  Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.
(d)  Reflects an expense limitation during the period. As a
     result of such limitation, expenses for each class of
     shares reflect a reduction of approximately $0.01 and $0.02 per share for the year ended March 31, 1997 and the period
        ended     March 31, 1996 respectively.

FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

CLASS B
                                                 For the period
                                                       February 26, 1996
Per-share                         Year ended          to May 31
operating performance                   March 31,
                                          1997
1996
Net asset value,
 beginning of period                   $8.38              $8.50


Investment operations
Net investment income(d)                 .57            .03(c)

Net realized and unrealized
 gain (loss) on investments                     (.03)              (.12)


Total from investment operations         .54              (.09)


Less distributions
From net investment income             (.56)              (.03)


From net realized gain
 on investments                        (.02)               --


Total distributions                    (.58)              (.03)


Net asset value,
 end of period                         $8.34             $8.38

Ratios and supplemental data

Total investment return at
 net asset value (%)(a)                 6.56         (1.41)*

Net assets, end of period
 (in thousands)                               $57,052             $5,048

Ratio of expenses to average
 net assets (%)(b)(d)                   2.00              .20*

Ratio of net investment income
 to average net assets (%)(d)           6.99               .44*


Portfolio turnover (%)                169.27             18.98*



+   Commencement of operations
*   Not annualized.
(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.
(b) Includes amounts paid through expense offset arrangements.
(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.
(d) Reflects an expense limitation during the period. As a result of such limitation, expenses for each class of shares reflect a reduction of approximately $0.01 and $0.02 per share for the year ended March 31, 1997 and the period
       ended     March 31, 1996 respectively.

/TABLE

FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

CLASS M
                                                 For the period
                                                       February 26, 1996
Per-share                         Year ended         to May 31
operating performance                   March 31,
                                          1997
1996
Net asset value,
 beginning of period                   $8.38              $8.50


Investment operations
Net investment income(d)                 .61            .04(c)

Net realized and unrealized
 gain (loss) on investments                     (.03)              (.13)


Total from investment operations         .58              (.09)


Less distributions
From net investment income             (.60)              (.03)


From net realized gain
 on investments                        (.02)               --


Total distributions                    (.62)              (.03)


Net asset value,
 end of period                         $8.34             $8.38

Ratios and supplemental data

Total investment return at
 net asset value (%)(a)                 7.09         (1.41)*

Net assets, end of period
 (in thousands)                       $5,802               $482

Ratio of expenses to average
 net assets (%)(b)(d)                   1.05              .14*

Ratio of net investment income
 to average net assets (%)(d)           7.48               .50*


Portfolio turnover (%)                169.27             18.98*



+    Commencement of operations
*    Not annualized.
(a)  Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.
(b)  Includes amounts paid through expense offset arrangements.
(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.
(d) Reflects an expense limitation during the period. As a
    result of such limitation, expenses for each class of shares reflect a reduction of approximately $0.01 and $0.02 per
    share for the year ended March 31, 1997 and the period
       ended     March 31, 1996 respectively.

OBJECTIVE

Putnam    Strategic     Income    Fund     seeks high current
income consistent with preservation of capital. The fund is not intended to be a complete investment program, and there is no assurance it will achieve its objective.

HOW THE FUND PURSUES ITS OBJECTIVE

Basic investment strategy

Under normal market conditions, the fund will invest at least 65% of its total assets in debt securities of domestic or foreign issuers, including government and corporate obligations. Putnam Investment Management, Inc., the fund's investment manager ("Putnam Management"), expects that the fund will invest in debt securities having longer maturities (10 years or more), but the fund may invest in debt securities having a broad range of maturities.

The fund also may invest in preferred stocks, common stocks and other equity securities, as well as in cash or money market instruments.

The fund may invest up to 60% of its total assets in securities rated below BBB or Baa by each nationally recognized securities rating agency, such as Standard & Poor's ("S&P") or Moody's Investors Service, Inc. ("Moody's"), rating such securities and in unrated securities determined by Putnam Management to be of comparable quality. Securities rated below BBB and Baa (and comparable unrated securities) are commonly known as "junk bonds." The fund will not invest more than 15% of its total assets in securities rated below CCC or Caa by each of the agencies rating such securities (and in unrated securities determined by Putnam Management to be of comparable quality), which may include securities in the lowest rating category of each rating agency. Such securities may be in default and are generally regarded by the rating agencies as having extremely poor prospects of ever attaining any real investment standing. The foregoing investment limitations will be measured at the time of purchase and, to the extent that a security is assigned a different rating by one or more of the various rating agencies, Putnam Management will use the highest rating assigned by any agency. The rating services' descriptions of securities in the lower-rated categories, including the speculative characteristics of such securities, are included in the appendix to this prospectus.

In pursuing the fund's investment objective of high current income consistent with preservation of capital, the fund will seek to manage the volatility of the portfolio through extensive credit analysis and diversification among lower- and higher-rated securities, and domestic and foreign corporate and governmental obligations.

Alternative investment strategies

At times Putnam Management may judge that conditions in the securities markets make pursuing the fund's basic investment strategy inconsistent with the best interests of its shareholders. At such times, Putnam Management may temporarily use alternative strategies primarily designed to reduce fluctuations in the value of fund assets.

In implementing these defensive strategies, the fund may increase the portion of its assets invested in money market instruments and in U.S. government or agency obligations, or invest in any other securities which Putnam Management considers consistent with such defensive strategies.

It is impossible to predict when, or for how long, these alternative strategies will be used.

Risk factors

The values of fixed-income securities fluctuate in response to changes in interest rates. A decrease in interest rates will generally result in an increase in the value of fund assets. Conversely, during periods of rising interest rates, the value of fund assets will generally decline. The magnitude of these fluctuations generally is greater for securities with longer maturities. However, the yields on such securities are also generally higher. In addition, the values of fixed-income securities are affected by changes in general economic and business conditions affecting the specific industries of their issuers.

Changes by    nationally     recognized rating    agencies     in
their ratings of a fixed-income security and changes in the ability of an issuer to make payments of interest and principal may also affect the value of these investments. Changes in the value of portfolio securities generally will not affect income derived from these securities, but will affect the fund's net asset value.

Investors should carefully consider their ability to assume the risks of owning shares of a mutual fund that invests in lower-rated securities before making an investment.

The lower ratings of certain securities held by the fund reflect a greater possibility that adverse changes in the financial condition of the issuer, or in general economic conditions, or an unanticipated rise in interest rates may impair the ability of the issuer to make payments of interest and principal.

The inability (or perceived inability) of issuers to make timely payments of interest and principal would likely make the values of securities held by the fund more volatile and could limit the fund's ability to sell its securities at prices approximating the values placed on such securities. In the absence of a liquid trading market for its portfolio securities, the fund at times may be unable to establish the fair value of such securities.

The rating assigned to a security by a rating agency does not reflect an assessment of the volatility of the security's market value or of the liquidity of an investment in the security.

The table below shows the percentages of fund assets invested during fiscal 1997 in securities assigned to the various rating categories by S&P, or, if unrated by S&P, assigned to comparable rating categories by another rating agency, and in unrated securities determined by Putnam Management to be of comparable quality.

                                           Unrated securities
                   Rated securities,    of comparable quality,
                   as percentage of        as percentage of
Rating                 net assets             net assets

"AAA"                   30.87%                  0.07%
"AA"                     4.21%                  0.01%
"A"                      0.94%                  0.12%
"BBB"                    2.36%                  0.16%
"BB"                    12.73%                    0.50%
"B"                     30.85%                    5.15%
"CCC"                    2.94%                  0.16%
"CC"                     0.11%                  0.17%
                        ______                 ______
Totals                  85.01%                  6.34%
                        ======                  =====

Putnam Management seeks to minimize the risks of investing in lower-rated securities through careful investment analysis. When the fund invests in securities in the lower rating categories, the achievement of the fund's goals is more dependent on Putnam Management's ability than would be the case if the fund were investing in securities in the higher rating categories.

The fund will not necessarily dispose of a security when its rating is reduced below its rating at the time of purchase. However, Putnam Management will monitor the investment to determine whether continued investment in the security will assist in meeting the fund's investment objective.

At times, a substantial portion of fund assets may be invested in
securities    of     which the fund, by itself or together with
other funds and accounts managed by Putnam Management    or
its affiliates, holds all or a major portion. Under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, it may be more difficult to sell these securities when Putnam Management believes it advisable to do so. The fund also may be able to sell the securities only at prices lower than if they were more widely held. Under these circumstances, it also may be more difficult to determine the fair value of such securities for purposes of computing the fund's net asset value.

In order to enforce its rights in the event of a default of these securities, the fund may be required to participate in various legal proceedings or take possession of and manage assets securing the issuer's obligations on the securities. This could increase fund operating expenses and adversely affect the fund's net asset value.

Certain securities held by the fund may permit the issuer at its option to "call," or redeem, its securities. If an issuer were to redeem securities held by the fund during a time of declining interest rates, the fund may not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed.

The fund at times may invest in so-called "zero-coupon" bonds and "payment-in-kind" bonds. Zero-coupon bonds are issued at a significant discount from their principal amount and pay interest only at maturity rather than at intervals during the life of the security. Payment-in-kind bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. Both zero-coupon bonds and payment-in-kind bonds allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such bonds may involve greater credit risks than bonds paying interest in cash currently. The values of zero-coupon bonds and payment-in-kind bonds are also subject to greater fluctuation in response to changes in market interest rates than bonds that pay interest in cash currently.

Even though such bonds do not pay current interest in cash, the fund nonetheless is required to accrue interest income on these investments and to distribute the interest income on a current basis. Thus, the fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.

Certain investment grade securities in which the fund may invest share some of the risk factors discussed above with respect to lower-rated securities.

For additional information regarding the risks associated with investing in securities in the lower rating categories, see the SAI.

Investments in premium securities

At times, the fund may invest in securities bearing coupon rates higher than prevailing market rates. Such "premium" securities are typically purchased at prices greater than the principal amounts payable on maturity.

The fund does not amortize the premium paid for these securities in calculating its net investment income. As a result, the purchase of premium securities provides a higher level of investment income distributable to shareholders on a current basis than if the fund purchased securities bearing current market rates of interest. Because the value of premium securities tends to approach the principal amount as they approach maturity (or call price in the case of securities approaching their first call date), the purchase of such securities may increase the risk of capital loss if such securities are held to maturity (or first call date).

During a period of declining interest rates, many of the fund's portfolio investments will likely bear coupon rates that are higher than the current market rates, regardless of whether the securities were originally purchased at a premium. These securities would generally carry premium market values that would be reflected in the net asset value of fund shares. As a result, an investor who purchases fund shares during such periods would initially receive higher taxable monthly distributions (derived from the higher coupon rates payable on the fund's investments) than might be available from alternative investments bearing current market interest rates, but the investor may face an increased risk of capital loss as these higher coupon securities approach maturity (or first call date). In evaluating the potential performance of an investment in the fund, investors may find it useful to compare the fund's current dividend rate with its "yield," which is computed on a yield-to-maturity basis in accordance with SEC regulations and which reflects amortization of market premiums. See "How performance is shown."

Portfolio turnover

The length of time the fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the fund is known as "portfolio turnover." As a result of the fund's investment policies, under certain market conditions its portfolio turnover rate may be higher than that of other mutual funds.


Portfolio turnover generally involves some expense, including brokerage commissions or dealer markups and other transaction
costs    in connection with     the sale of securities and
reinvestment in other securities. These transactions may result in realization of taxable capital gains. Portfolio turnover rates are shown in the section "Financial highlights."

Foreign investments

The fund may invest in securities of foreign issuers that are not actively traded in U.S. markets. These foreign investments involve certain special risks described below.

Foreign securities are normally denominated and traded in foreign currencies. As a result, the value of the fund's foreign investments and the value of its shares may be affected favorably or unfavorably by changes in currency exchange rates relative to the U.S. dollar. The fund may engage in a variety of foreign currency exchange transactions in connection with its foreign investments, including transactions involving futures contracts, forward contracts and options.

Investments in foreign securities may subject the fund to other risks as well. For example, there may be less information publicly available about a foreign issuer than about a U.S. issuer, and foreign issuers are not generally subject to accounting, auditing and financial reporting standards and practices comparable to those in the United States. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers.
Foreign brokerage commissions and other fees are also generally higher than in the United States. Foreign settlement procedures and trade regulations may involve certain risks (such as delay in payment or delivery of securities or in the recovery of the fund's assets held abroad) and expenses not present in the settlement of investments in U.S. markets.

In addition, the fund's investments in foreign securities may be subject to the risk of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of foreign currency, confiscatory taxation, political or financial instability and diplomatic developments which could affect the value of the fund's investments in certain foreign countries. Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to foreign withholding taxes, and special U.S. tax considerations may apply.

Legal remedies available to investors in certain foreign countries may be more limited than those available with respect to investments in the United States or in other foreign countries. The laws of some foreign countries may limit the fund's ability to invest in securities of certain issuers organized under the laws of those foreign countries.

The risks described above are typically increased in connection with investments in less developed and developing nations, which are sometimes referred to as "emerging markets." For example, political and economic structures in these countries may be in their infancy and developing rapidly, causing instability. High rates of inflation or currency devaluations may adversely affect the economies and securities markets of such countries. Investments in emerging markets may be considered speculative.

The fund expects that its investments in foreign securities generally will not exceed 30% of its total assets, although the fund's investments in foreign securities may exceed this amount from time to time. Certain of the foregoing risks may also apply to some extent to securities of U.S. issuers that are denominated in foreign currencies or that are traded in foreign markets, or to securities of U.S. issuers having significant foreign operations.

   The fund may engage in a variety of foreign currency exchange transactions in connection with its foreign investments, including transactions involving futures contracts, forward contracts and options. For a further discussion of the risks associated with purchasing and selling futures contracts and options, see "Futures and options." The SAI also contains information concerning these transactions. The decision as to whether and to what extent the fund will engage in foreign currency exchange transactions will depend on a number of factors, including prevailing market conditions, the composition of the fund's portfolio and the availability of suitable transactions. Accordingly, there can be no assurance that the fund will engage in foreign currency exchange transactions at any given time or from time to time.

For more information about foreign securities and the risks associated with investment in such securities, see the SAI.

Mortgage-backed and asset-backed securities

The fund may invest without limit in mortgage-backed securities, including collateralized mortgage obligations ("CMOs") and certain stripped mortgage-backed securities. CMOs and other mortgage-backed securities represent participations in, or are secured by, mortgage loans and include:

- Certain securities issued or guaranteed by the U.S.
  government or one of its agencies or instrumentalities;

- Securities issued by private issuers that represent an interest in or are secured by mortgage-backed securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities; and

- Securities issued by private issuers that represent an interest in or are secured by mortgage loans or mortgage-backed securities without a government guarantee but usually having some form of private credit enhancement.

Stripped mortgage-backed securities are usually structured with two classes that receive different portions of the interest and principal distributions on a pool of mortgage loans. The fund may invest in both the interest-only or "IO" class and the principal-only or "PO" class.

The fund may also invest in asset-backed securities. Asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property, and receivables from credit card agreements. The ability of an issuer of asset-backed securities to enforce its security interest in the underlying assets may be limited.

Prepayment risk. Mortgage-backed and asset-backed securities have yield and maturity characteristics corresponding to the underlying assets. Unlike traditional debt securities, which may pay a fixed rate of interest until maturity when the entire principal amount comes due, payments on certain mortgage-backed and asset-backed securities include both interest and a partial payment of principal. Besides the scheduled repayment of principal, payments of principal may result from the voluntary prepayment, refinancing, or foreclosure of the underlying mortgage loans or other assets.

Mortgage-backed and asset-backed securities are less effective than other types of securities as a means of "locking in" attractive long-term interest rates. One reason is the need to reinvest prepayments of principal; another is the possibility of significant unscheduled prepayments resulting from declines in interest rates. These prepayments would have to be reinvested at lower rates. As a result, these securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar risk of decline in market value during periods of rising interest rates. Prepayments may also significantly shorten the effective maturities of these securities, especially during periods of declining interest rates. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing the volatility of the fund.

Prepayments may cause losses on securities purchased at a premium. At times, some of the mortgage-backed and asset-backed securities in which the fund may invest will have higher than market interest rates and therefore will be purchased at a premium above their par value. Unscheduled prepayments, which are made at par, will cause the fund to experience a loss equal to any unamortized premium.

CMOS. CMOs are issued with a number of classes or series that have different maturities and that may represent interests in some or all of the interest or principal on the underlying collateral. Payment of interest or principal on some classes or series of CMOs may be subject to contingencies or some classes or series may bear some or all of the risk of default on the underlying mortgages. CMOs of different classes or series are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. If enough mortgages are repaid ahead of schedule, the classes or series of a CMO with the earliest maturities generally will be retired prior to their maturities. Thus, the early retirement of particular classes or series of a CMO would have the same effect as the prepayment of mortgages underlying other mortgage-backed securities. Conversely, slower than anticipated prepayments can extend the effective maturities of CMOs, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing the volatility of the fund.

Stripped mortgage-backed securities. The yield to maturity on an IO or PO class of stripped mortgage-backed securities is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the underlying assets. A rapid rate of principal prepayments may have a measurably adverse effect on the fund's yield-to-maturity to the extent it invests in IOs. If the assets underlying the IOs experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, POs tend to increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated.

In either event, the secondary market for stripped mortgage-backed securities may be more volatile and less liquid than that for other mortgage-backed securities, potentially limiting the fund's ability to buy or sell those securities at any particular time.

Futures and options

The fund may buy and sell futures contracts on securities indexes, U.S. government securities, foreign fixed-income securities and on foreign currencies. A futures contract is a contract to buy or sell units of a particular securities index or a certain amount of a particular security or foreign currency at an agreed price on a specified future date. Depending on the change in value of the index, security or currency when the fund enters into and terminates a futures contract, the fund realizes a gain or loss. The fund may purchase and sell options on futures contracts or on securities indexes directly, in addition to or as an alternative to purchasing and selling futures contracts or to earn additional income. The fund may purchase and sell futures contracts and options for hedging purposes and for nonhedging purposes, such as to adjust the fund's exposure to the relevant securities markets or as a substitute for direct investment.

The use of futures and related options involves certain special risks. Futures and options transactions involve costs and may result in losses.

The successful use of futures and related options will usually depend on Putnam Management's ability to forecast interest rate and market movements correctly. The use of futures and options strategies also involves the risk of imperfect correlation between movements in the prices of futures and options and movements in the prices of the underlying securities index, securities or currencies or, in the case of hedging transactions, in the values of the securities or currencies that are the subject of a hedge. The successful use of futures and options also depends on the availability of a liquid secondary market to enable the fund to close its positions on a timely basis. There can be no assurance that such a market will exist at a particular time. The fund's ability to terminate option positions established in the over-the-counter market may be more limited than for exchange-traded options and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the fund. The use of futures or options on futures for purposes other than hedging may be regarded as speculative.

Because the markets for futures and options on foreign fixed-income securities and foreign currencies are relatively new and still developing and are subject to certain regulatory constraints, the fund's ability to engage in such transactions may be limited. Certain provisions of the Internal Revenue Code and certain regulatory requirements may limit the use of futures and options transactions.


A more detailed description of futures and options transactions, including the risks associated with them, is included in the SAI.

Other investment practices

The fund may also engage in the following investment practices, each of which involves certain special risks. The SAI contains more detailed information about these practices, including limitations designed to reduce these risks.

Options. The fund may seek to increase its current return by writing covered call and put options on securities it owns or in which it may invest. The fund receives a premium from writing a call or put option, which increases the return if the option expires unexercised or is closed out at a net profit.

When the fund writes a call option, it gives up the opportunity to profit from any increase in the price of a security above the exercise price of the option; when it writes a put option, it takes the risk that it will be required to purchase a security from the option holder at a price above the current market price of the security. The fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written.

The fund may also buy and sell put and call options, including combinations of put and call options on the same underlying security. The aggregate value of the securities underlying the options may not exceed 25% of fund assets. The use of these strategies may be limited by applicable law.

Securities loans, repurchase agreements and forward commitments. The fund may lend portfolio securities amounting to not more than 25% of its assets to broker-dealers and may enter into repurchase agreements on up to 25% of its assets. These transactions must be fully collateralized at all times. The fund may also purchase securities for future delivery, which may increase its overall investment exposure and involves a risk of loss if the value of the securities declines prior to the settlement date. These transactions involve some risk if the other party should default on its obligation and the fund is delayed or prevented from recovering the collateral or completing the transaction.

Diversification

The fund is a "diversified" investment company under the Investment Company Act of 1940. This means that with respect to 75% of its total assets, the fund may not invest more than 5% of its total assets in the securities of any one issuer (except U.S. government securities). The remaining 25% of its total assets is not subject to this restriction. To the extent the fund invests a significant portion of its assets in the securities of a particular issuer, it will be subject to an increased risk of loss if the market value of such issuer's securities declines.

Derivatives

Certain of the instruments in which the fund may invest, such as futures contracts, options, forward contracts and CMOs, are considered to be "derivatives." Derivatives are financial instruments whose value depends upon, or is derived from, the value of an underlying asset, such as a security or an index. Further information about these instruments and the risks involved in their use is included elsewhere in this prospectus and in the SAI.

Limiting investment risk

Specific investment restrictions help to limit investment risks for the fund's shareholders. These restrictions prohibit the fund, with respect to 75% of its total assets, from acquiring more than 10% of the voting securities of any one issuer.* They also prohibit the fund from investing more than:

(a) (with respect to 75% of its total assets) 5% of its total assets in securities of any one issuer other than the U.S.
government   , its agencies or instrumentalities;*

(b) 25% of its total assets in any one industry (other than securities of the U.S. government, its agencies or instrumentalities);* or

(c) 15% of its net assets in any combination of securities that are not readily marketable, in securities restricted as to resale (excluding securities determined by the fund's Trustees (or the person designated by the Trustees to make such determinations) to be readily marketable), and in repurchase agreements maturing in more than seven days.

   Restrictions     marked with an asterisk (*) above are
summaries of fundamental investment policies. See the SAI for the full text of these policies and other fundamental investment
policies.     Except as otherwise noted in the SAI, all
percentage limitations described in this prospectus and the SAI will apply at the time an investment is made, and will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. Except for investment policies designated as fundamental in this prospectus or the SAI, the investment policies described in this prospectus and in the SAI are not fundamental policies. The Trustees may change any non-fundamental investment policy without shareholder approval. As a matter of policy, the Trustees would not materially change the fund's investment objective without shareholder approval.


HOW PERFORMANCE IS SHOWN

Fund advertisements may, from time to time, include performance information. "Yield" for each class of shares is calculated by dividing the annualized net investment income per share during a recent 30-day period by the maximum public offering price per share of the class on the last day of that period.

For purposes of calculating yield, net investment income is calculated in accordance with SEC regulations and may differ from net investment income as determined for tax purposes. SEC regulations require that net investment income be calculated on a "yield-to-maturity" basis, which has the effect of amortizing any premiums or discounts in the current market value of fixed-income securities. The current dividend rate is based on net investment income as determined for tax purposes, which may not reflect amortization in the same manner. See "How the fund pursues its objective -- Investments in premium securities."

Yield is based on the price of the shares, including the maximum initial sales charge in the case of class A and class M shares, but does not reflect any contingent deferred sales charge in the case of class B shares.

"Total return" for the one-, five- and ten-year periods (or for the life of a class, if shorter) through the most recent calendar quarter represents the average annual compounded rate of return on an investment of $1,000 in the fund invested at the maximum public offering price (in the case of class A and class M shares) or reflecting the deduction of any applicable contingent deferred sales charge (in the case of class B shares). Total return may also be presented for other periods or based on investment at reduced sales charge levels. Any quotation of investment performance not reflecting the maximum initial sales charge or contingent deferred sales charge would be reduced if the sales charge were used.

All data are based on past investment results and do not predict future performance. Investment performance, which will vary, is based on many factors, including market conditions, portfolio composition, fund operating expenses and which class of shares the investor purchases. Investment performance also often reflects the risks associated with the fund's investment objective and policies. These factors should be considered when comparing the fund's investment results with those of other mutual funds and other investment vehicles.

Quotations of investment performance for any period when an expense limitation was in effect will be greater than if the limitation had not been in effect. Fund performance may be compared to that of various indexes. See the SAI.

HOW THE FUND IS MANAGED

The Trustees are responsible for generally overseeing the conduct of fund business. Subject to such policies as the Trustees may determine, Putnam Management furnishes a continuing investment program for the fund and makes investment decisions on its behalf. Subject to the control of the Trustees, Putnam Management also manages the fund's other affairs and business.

The fund pays Putnam Management a quarterly fee for these services based on average net assets. See "Expenses summary" and the SAI.

The following officers of Putnam Management have had primary responsibility for the day-to-day management of the fund's portfolio since the years stated below:

                                   Business experience
                        Year       (at least 5 years)
                       ------ ----------------------
D. William Kohli       1994       Employed as an investment
Managing Director                 professional by Putnam
                                  Management since 1994.
                                  Prior to September, 1994, Mr.
                                  Kohli was Executive Vice
                                  President and Co-Director of
                                  Global Bond Management and,
                                  prior to October, 1993, Senior
                                  Portfolio Manager at Franklin
                                  Advisors/Templeton Investment
                                  Counsel.

Michael Martino        1994       Employed as an investment
Managing Director                 professional by Putnam
                                  Management since 1994.  Prior
                                  to January, 1994, Mr. Martino
                                  was employed by Back Bay
                                  Advisors as Executive Vice
                                  President and Chief Investment
                                  Officer.

Jennifer E. Leichter   1996       Employed as an investment
Senior Vice President             professional by Putnam
                                  Management since 1987.

Kenneth J. Taubes      1997       Employed as an investment
Senior Vice President             professional by Putnam
                                  Management since 1991.

Gail S. Attridge       1997       Employed as an investment
Vice President                    professional by Putnam
                                  Management since 1993.  Prior
                                  to November, 1993, Ms.
                                  Attridge was an Analyst at
                                  Keystone Custody
                                  International.

The fund pays all expenses not assumed by Putnam Management, including Trustees' fees, auditing, legal, custodial, investor servicing and shareholder reporting expenses, and payments under its distribution plans (which are in turn allocated to the relevant class of shares). The fund also reimburses Putnam Management for the compensation and related expenses of certain fund officers and their staff who provide administrative services. The total reimbursement is determined annually by the Trustees.

Putnam Management places all orders for purchases and sales of fund securities. In selecting broker-dealers, Putnam Management may consider research and brokerage services furnished to it and its affiliates. Subject to seeking the most favorable price and execution available, Putnam Management may consider sales of fund shares (and, if permitted by law, shares of the other Putnam funds) as a factor in the selection of broker-dealers.

ORGANIZATION AND HISTORY

Putnam    Strategic     Income    Fund     is a Massachusetts
business trust organized on October 5, 1994. A copy of the Agreement and Declaration of Trust, which is governed by Massachusetts law, is on file with the Secretary of State of The
Commonwealth of Massachusetts.     Prior to February 28, 1998,
the fund was known as Putnam Diversified Income Trust II.
Prior to January 4, 1996, the fund was known as Putnam
Investment-Grade Bond Fund.

The fund is an open-end, diversified management investment company with an unlimited number of authorized shares of beneficial interest. The Trustees may, without shareholder approval, create two or more series of shares representing separate investment portfolios. Any such series of shares may be divided without shareholder approval into two or more classes of shares having such preferences and special or relative rights and privileges as the Trustees determine. The fund's shares are not currently divided into series. Only class A, B and M shares are offered by this prospectus. The fund may also offer other classes of shares with different sales charges and expenses. Because of these different sales charges and expenses, the investment performance of the classes will vary. For more information, including your eligibility to purchase any other class of shares, contact your investment dealer or Putnam Mutual Funds at 1-800-225-1581.

Each share has one vote, with fractional shares voting proportionally. Shares of all classes will vote together as a single class except when otherwise required by law or as determined by the Trustees. Shares are freely transferable, are entitled to dividends as declared by the Trustees, and, if the fund were liquidated, would receive the net assets of the fund. The fund may suspend the sale of shares at any time and may refuse any order to purchase shares. Although the fund is not required to hold annual meetings of its shareholders, shareholders holding at least 10% of the outstanding shares entitled to vote have the right to call a meeting to elect or remove Trustees, or to take other actions as provided in the Agreement and Declaration of Trust.

If you own fewer shares than the minimum set by the Trustees (presently 20 shares), the fund may choose to redeem your shares. You will receive at least 30 days' written notice before the fund redeems your shares, and you may purchase additional shares at any time to avoid a redemption. The fund may also redeem shares if you own shares above a maximum amount set by the Trustees. There is presently no maximum, but the Trustees may establish one at any time, which could apply to both present and future shareholders.

The    funds'     Trustees:  George Putnam,* Chairman.  President
of the Putnam funds. Chairman and Director of Putnam Management and Putnam Mutual Funds Corp. ("Putnam Mutual Funds"). Director, Marsh & McLennan Companies, Inc.; William F. Pounds, Vice Chairman. Professor of Management, Alfred P. Sloan School of Management, Massachusetts Institute of Technology; Jameson Adkins Baxter, President, Baxter Associates, Inc.; Hans H. Estin, Vice Chairman, North American Management Corp.; John A. Hill, Chairman and Managing Director, First Reserve Corporation; Ronald J. Jackson, Former Chairman, President and Chief Executive Officer
of Fisher-Price, Inc.,         Trustee of Salem Hospital and the
Peabody Essex Museum;    Paul L. Joskow,* Professor of Economics
and Management, Massachusetts Institute of Technology, Director, New England Electric System, State Farm Indemnity Company and
Whitehead Institute for Biomedical Research;     Elizabeth T.
Kennan, President Emeritus and Professor, Mount Holyoke College; Lawrence J. Lasser,* Vice President of the Putnam funds. President, Chief Executive Officer and Director of Putnam Investments, Inc. and Putnam Management. Director, Marsh &
McLennan Companies, Inc.   ; John H. Mullin, III, Chairman and
CEO of Ridgeway Farm, Director of ACX Technologies, Inc., Alex. Brown Realty, Inc., The Liberty Corporation and The Ryland Group,
Inc.    ; Robert E. Patterson,         President and    Trustee
of Cabot Industrial Trust    ; Donald S. Perkins,* Director of
various corporations, including Cummins Engine Company, Lucent Technologies, Inc., Springs Industries, Inc. and Time Warner Inc.; George Putnam, III,* President, New Generation Research, Inc.; A.J.C. Smith,* Chairman and Chief Executive Officer, Marsh
& McLennan Companies, Inc.   ; W. Thomas Stephens, President and
Chief Executive Officer of MacMillan Bloedel Ltd., Director of Mail-Well Inc., Qwest Communications, The Eagle Picher Trust and
New Century Energies    ; and W. Nicholas Thorndike, Director of
various corporations and charitable organizations, including Data General Corporation, Bradley Real Estate, Inc. and Providence
Journal Co.  Also, Trustee of    Cabot Industrial Trust,
Massachusetts General Hospital and Eastern Utilities Associates. The Trustees are also Trustees of the other Putnam funds. Those marked with an asterisk (*) are or may be deemed to be
"interested persons" of    a     fund, Putnam Management or
Putnam Mutual Funds.

About Your Investment

ALTERNATIVE SALES ARRANGEMENTS

Class A shares.     If you purchase     class A shares    , you
will generally pay     a sales charge at the time of
purchase   and, as     a result,    will     not    have     to
   pay     any charges when    you redeem the shares.  If you
purchase class A shares     at net asset value    , you may have
to pay     a contingent deferred sales charge ("CDSC")    when
you redeem the shares    .  Certain purchases of class A shares
qualify for reduced sales charges.  Class A shares    pay
lower
    12b-1    fees     than class B and class M shares.  See "How
to buy shares
--
 Class A shares" and "Distribution plans."

Class B shares.     If you purchase class     B shares    , you
will not pay     an initial sales charge, but    you may have
to    pay     a CDSC if    you redeem the shares     within
   six years    .  Class B shares also    pay     a higher 12b-1
fee than class A and class M shares. Class B shares automatically convert into class A shares, based on relative net asset value, approximately eight years after purchase. For more information about the conversion of class B shares,
   including     information about how shares acquired through
reinvestment of distributions are treated    and     certain
circumstances under which    class B shares     may not
   convert into class A shares, see the SAI    .  Class B shares
provide an investor the benefit of putting all of the investor's dollars to work from the time the investment is made. Until conversion, class B shares will have a higher expense ratio and pay lower dividends than class A and class M shares because of the higher 12b-1 fee. See "How to buy shares
--
 Class B shares"
and "Distribution plans."

Class M shares.     If you purchase     class M shares    , you
will generally pay     a sales charge at the time of purchase
that is lower than the sales charge    you would pay for
class A shares.  Certain purchases of class M shares qualify for
reduced sales charges.  Class M shares    pay     12b-1
   fees     that    are     lower than class B shares but higher
than class A shares.     You will
not have
 to pay any charges
when you redeem class M shares, but class M shares will     not
convert into any other class of shares.  See "How to buy shares -
- Class M shares" and "Distribution plans."

Which    class     is best for you?     Which     class of shares
provides    the most     suitable investment for    you
depends on a number of factors, including the amount    you
intend to invest     and    how long you intend to hold the
shares. If your     intended         investment   qualifies
for reduced sales charges   , you     might consider class A or
class M shares.     If you     prefer not to pay    a     sales
charge    at the time of purchase, you     might consider class B
shares. Orders for class B shares for $250,000 or more will be treated as orders for class A shares or declined. For more information about these sales arrangements, consult your investment dealer or Putnam Investor
    Services. Shares may only be exchanged for shares of the same class of another Putnam fund.  See "How to exchange shares."

HOW TO BUY SHARES

You can open a fund account with as little as $500 and make additional investments at any time with as little as $50. You can buy fund shares three ways - through most investment dealers, through Putnam Mutual Funds (at 1-800-225-1581), or through a systematic investment plan. If you do not have a dealer, Putnam Mutual Funds can refer you to one.

   Buying shares through your investment dealer. Your dealer must receive your order before the close of regular trading on the New York Stock Exchange to receive that day's public offering price. Your dealer will be responsible for furnishing all necessary documentation to Putnam Investor Services, and may charge your for its services.

Buying shares through Putnam Mutual Funds. Complete an order form and write a check for the amount you wish to invest, payable to the fund. Return the completed form and check to Putnam Mutual Funds, which will act as your agent in purchasing shares through your designated investment dealer.

Buying shares through systematic investing. You can make regular investments of $25 or more per month through automatic deductions from your bank checking or savings account. Application forms are available from your investment dealer or through Putnam Investor Services.

Shares are sold at the public offering price based on the net asset value next determined after Putnam Investor Services receives your order. In most cases, in order to receive that day's public offering price, Putnam Investor Services must receive your order before the close of regular trading on the New
York Stock Exchange.

Class A shares

The public offering price of class A shares is the net asset value plus a sales charge that varies depending on the size of your purchase. The fund receives the net asset value. The sales charge is allocated between your investment dealer and Putnam Mutual Funds as shown in the following table, except when Putnam Mutual Funds, in its discretion, allocates the entire amount to your investment dealer.

                                    Sales charge       Amount of
                             as a percentage of:    sales charge
                             -------------------    reallowed to
                                   Net              dealers as a
Amount of transaction           amount  Offering   percentage of
at offering price ($)         invested     price  offering price
-----------------------------------------------------------------
Under 50,000                      4.99%     4.75%       4.25%
50,000 but under 100,000          4.71      4.50        4.00
100,000 but under 250,000         3.63      3.50        3.00
250,000 but under 500,000         2.56      2.50        2.25
500,000 but under 1,000,000       2.04      2.00        1.75
-----------------------------------------------------------------

No initial sales charge applies to purchases of class A shares of $1 million or more, or to purchases by employer-sponsored retirement plans that have at least 200 eligible employees. However, a CDSC of 1.00% or 0.50%, respectively, is imposed within the first or second year after purchase on redemptions of these shares, unless the dealer of record waived its commission with Putnam Mutual Funds' approval, or unless the purchaser is a class A qualified benefit plan (a retirement plan for which Putnam Fiduciary Trust Company or its affiliates provide recordkeeping or other services in connection with purchases of class A shares).

Class A qualified benefit plans may also purchase class A shares with no initial sales charge. However, except as stated below, a CDSC of 0.75% of the total amount redeemed (1.00% in the case of plans for which Putnam Mutual Funds and its affiliates do not act as trustee or recordkeeper) is imposed on redemptions of these shares if, within two years of a plan's initial purchase of class A shares, it redeems 90% or more of its cumulative purchases. Thereafter, such a plan is no longer liable for any CDSC. The two-year CDSC applicable to class A qualified benefit plans for which Putnam Mutual Funds or its affiliates serve as trustee or recordkeeper ("full service plans") is 0.50% of the total amount redeemed for full service plans that initially invest at least $5 million but less than $10 million in Putnam funds and other investments managed by Putnam Management or its affiliates ("Putnam Assets"), and is 0.25% of the total amount redeemed for full service plans that initially invest at least $10 million but less than $20 million in Putnam Assets. Class
 A qualified
benefit plans that initially invest at least $20 million in
Putnam
Assets, or whose dealer of record has, with Putnam Mutual
Funds' approval, waived its commission or agreed to refund its
commission to Putnam Mutual Funds in the event    the     CDSC
would otherwise be applicable, are not subject to any CDSC.

   A
 class A qualified benefit plan participating in a "multi-
fund" program approved by Putnam Mutual Funds may include amounts invested in other mutual funds participating in such program for purposes of determining whether the plan may purchase class A
shares at     net asset value    .  These investments will also
be included for purposes of the discount privileges and programs
described elsewhere in this prospectus and in     the SAI
       .

As described in the SAI, Putnam Mutual Funds pays the dealer of record a commission of up to 1% on sales to class A qualified benefit plans. Putnam Mutual Funds pays investment dealers of record commissions on sales of class A shares of $1 million or more and sales of class A shares to employer-sponsored retirement plans that have at least 200 eligible employees and that are not class A qualified benefit plans based on an investor's cumulative purchases during the one-year period beginning with the date of the initial purchase at net asset value. Each subsequent one-year measuring period for these purposes will begin with the first net asset value purchase following the end of the prior period. Such commissions are paid at the rate of 1.00% of the amount under $3 million, 0.50% of the next $47 million and 0.25% thereafter.

Class B shares

Class B shares are sold without an initial sales charge, although a CDSC will be imposed if you redeem shares within a specified period after purchase, as shown in the table below.

Year     1       2        3       4        5       6     7+
-------------------------------------------------------------
Charge  5%      4%       3%      3%       2%      1%     0%

Putnam Mutual Funds pays a sales commission equal to 4.00% of the amount invested to dealers who sell class B shares. These commissions are not paid on exchanges from other Putnam funds or on sales to investors exempt from the CDSC.


Class M shares

The public offering price of class M shares is the net asset value plus a sales charge that varies depending on the size of your purchase. The fund receives the net asset value. The sales charge is allocated between your investment dealer and Putnam Mutual Funds as shown in the following table, except when Putnam Mutual Funds, at its discretion, allocates the entire amount to your investment dealer.

                                 Sales charge        Amount of
                              as a percentage of:  sales charge
                              -------------------  reallowed to
                                Net                dealers as a
Amount of transaction         amount   Offering    percentage of
at offering price ($)        invested    price    offering price
-----------------------------------------------------------------
Under 50,000                   3.36%     3.25%        3.00%
50,000 but under 100,000       2.30      2.25         2.00
100,000 but under 250,000      1.52      1.50         1.25
250,000 but under 500,000      1.01      1.00         1.00
500,000 and above              NONE      NONE         NONE

        Class M qualified retirement plans (retirement plans for which Putnam Fiduciary Trust company provides recordkeeping or other services in connection with the purchase of class M shares)
and members of qualified groups may         purchase class M
shares without a sales charge.

General

You may be eligible to buy fund shares at reduced sales charges
or to sell    fund     shares without a CDSC.

Consult your investment dealer or Putnam Mutual Funds for details about Putnam's combined purchase privilege, cumulative quantity
discount, statement of intention, group sales plan,    employer-
sponsored retirement     plans, and other plans.  Descriptions
are also included in the order form and in the SAI.

The fund may sell class A, class B and class M shares at net asset value without an initial sales charge or a CDSC to current and retired Trustees (and their families), current and retired employees (and their families) of Putnam Management and affiliates, registered representatives and other employees (and their families) of broker-dealers having sales agreements with Putnam Mutual Funds, employees (and their families) of financial institutions having sales agreements with Putnam Mutual Funds (or otherwise having an arrangement with a broker-dealer or financial institution with respect to sales of fund shares), financial institution trust departments investing an aggregate of $1 million or more in Putnam funds, clients of certain administrators of tax-qualified plans, tax-qualified plans when proceeds from repayments of loans to participants are invested (or reinvested) in Putnam funds, "wrap accounts" for the benefit of clients of broker-dealers, financial institutions or financial planners adhering to certain standards established by Putnam Mutual Funds, and investors meeting certain requirements who sold shares of certain Putnam closed-end funds pursuant to a tender offer by the closed-end fund.


In addition, the fund may sell shares at net asset value without an initial sales charge or a CDSC in connection with the acquisition by the fund of assets of an investment company or personal holding company. The CDSC will be waived on redemptions of shares arising out of the death or post-purchase disability of a shareholder or settlor of a living trust account, and on redemptions in connection with certain withdrawals from IRA or other retirement plans. Up to 12% of the value of shares subject to a systematic withdrawal plan may also be redeemed each year without a CDSC. The SAI contains additional information about purchasing shares at reduced sales charges.

   In determining whether a CDSC is payable on any redemption, shares not subject to any charge will be redeemed first, followed by shares held longest during the CDSC period. Any CDSC will be based on the lower of the shares' cost and net asset value. For this purpose, the amount of any increase in a share's value above its initial purchase price is not regarded as a share exempt from the CDSC. Thus, when you redeem a share that has appreciated in value during the CDSC period, a CDSC is assessed on its initial purchase price. Any shares acquired by reinvestment of distributions will be redeemed without a CDSC. For information on how sales charges are calculated if you exchange your shares, see "How to exchange shares." Putnam Mutual Funds receives the entire amount of any CDSC you pay. See the SAI for more information about the CDSC.

Shareholders of other Putnam funds may be entitled to exchange their shares for, or reinvest distributions from their funds in, fund shares at net asset value.

If you are considering redeeming shares or transferring shares to another person shortly after purchase, you should pay for those shares with a certified check to avoid any delay in redemption or transfer. Otherwise, payment may be delayed until the purchase price of those shares has been collected or, if you redeem by telephone, until 15 calendar days after the purchase date. To eliminate the need for safekeeping, certificates will not be issued for your shares unless you request them.



Putnam Mutual Funds will from time to time, at its expense, provide additional promotional incentives or payments to dealers that sell shares of the Putnam funds. These incentives or payments may include payments for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives and their guests to locations within and outside the United States for meetings or seminars of a business nature. In some instances, these incentives or payments may be offered only to certain dealers who have sold or may sell significant amounts of shares. Certain dealers may not sell all classes of shares.

DISTRIBUTION PLANS

The fund has adopted distribution plans to compensate Putnam Mutual Funds for services provided and expenses incurred by it as principal underwriter of fund shares, including the payments to dealers mentioned below. The plans provide for payments by the fund to Putnam Mutual Funds at annual rates (expressed as a percentage of average net assets) of up to 0.35% on class A shares and 1.00% on class B and class M shares. The Trustees currently limit payments on class A and Class M shares to 0.25% and 0.50% of average net assets, respectively.

Putnam Mutual Funds compensates qualifying dealers (including, for this purpose, certain financial institutions) for sales of shares and the maintenance of shareholder accounts.

Putnam Mutual Funds makes quarterly payments to dealers at the annual rate of up to 0.25% of the average net asset value of class A shares. The payments to dealers for shares held by class A qualified benefit plans are made at reduced rates, as described in the SAI. No payments are made during the first year after purchase on shares purchased at net asset value by shareholders investing $1 million or more or by employer-sponsored retirement plans that have at least 200 eligible employees or that are class A qualified benefit plans, unless the shareholder has made arrangements with Putnam Mutual Funds and the dealer of record has waived the sales commission.

Putnam Mutual Funds makes quarterly payments to dealers at the annual rates of 0.25% and 0.40% of the average net asset value of class B and class M shares, respectively.

Putnam Mutual Funds may suspend or modify its payments to dealers. The payments are also subject to the continuation of the relevant distribution plan, the terms of service agreements between dealers and Putnam Mutual Funds, and any applicable limits imposed by the National Association of Securities Dealers, Inc.

HOW TO SELL SHARES

You can sell your shares to the fund any day the New York Stock
Exchange is open, either directly to the fund or through your investment dealer. The fund will only redeem shares for which it has received payment.

Selling shares directly to your fund. Send a signed letter of instruction or stock power form to Putnam Investor Services, along with any certificates that represent shares you want to sell. The price you will receive is the next net asset value calculated after the fund receives your request in proper form less any applicable CDSC. In order to receive that day's net asset value, Putnam Investor Services must receive your request before the close of regular trading on the New York Stock Exchange.

If you sell shares having a net asset value of $100,000 or more, the signatures of registered owners or their legal representatives must be guaranteed by a bank, broker-dealer or certain other financial institutions. See the SAI for more information about where to obtain a signature guarantee. Stock power forms are available from your investment dealer, Putnam Investor Services and many commercial banks.

If you want your redemption proceeds sent to an address other than your address as it appears on Putnam's records, a signature guarantee is required. Putnam Investor Services usually requires additional documentation for the sale of shares by a corporation, partnership, agent or fiduciary, or a surviving joint owner. Contact Putnam Investor Services for details.

Your fund generally sends you payment for your shares the business day after your request is received. Under unusual circumstances, the fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities law.

You may use Putnam's Telephone Redemption Privilege to redeem shares valued up to $100,000 unless you have notified Putnam Investor Services of an address change within the preceding 15
days.  Unless    you indicate     otherwise on the account
application, Putnam Investor Services will be authorized to act upon redemption and transfer instructions received by telephone
from    you    , or any person claiming to act as    your
representative, who can provide Putnam Investor Services with
   your     account registration and address as it appears on
Putnam Investor Services' records.

Putnam Investor Services will employ these and other reasonable procedures to confirm that instructions communicated by telephone are genuine; if it fails to employ reasonable procedures, Putnam
Investor Services may be liable for any losses due to unauthorized or fraudulent instructions. For information, consult Putnam Investor Services.

During periods of unusual market changes and shareholder activity, you may experience delays in contacting Putnam Investor Services by telephone. In this event, you may wish to submit a written redemption request, as described above, or contact your investment dealer, as described below. The Telephone Redemption Privilege is not available if you were issued certificates for shares that remain outstanding. The Telephone Redemption Privilege may be modified or terminated without notice.

Selling shares through your investment dealer. Your dealer must receive your request before the close of regular trading on the New York Stock Exchange to receive that day's net asset value. Your dealer will be responsible for furnishing all necessary documentation to Putnam Investor Services, and may charge you for its services.

HOW TO EXCHANGE SHARES

You can exchange your shares for shares of the same class of certain other Putnam funds at net asset value. Not all Putnam funds offer all classes of shares. If you exchange shares subject to a CDSC, the transaction will not be subject to the CDSC. However, when you redeem the shares acquired through the exchange, the redemption may be subject to the CDSC, depending upon when you originally purchased the shares. The CDSC will be computed using the schedule of any fund into or from which you have exchanged your shares that would result in your paying the highest CDSC applicable to your class of shares. For purposes of computing the CDSC, the length of time you have owned your shares will be measured from the date of original purchase and will not be affected by any exchange.

To exchange your shares, simply complete an Exchange Authorization Form and send it to Putnam Investor Services. The form is available from Putnam Investor Services. For federal income tax purposes, an exchange is treated as a sale of shares and generally results in a capital gain or loss. A Telephone Exchange Privilege is currently available for amounts up to $500,000. Putnam Investor Services' procedures for telephonic transactions are described above under "How to sell shares." The Telephone Exchange Privilege is not available if you were issued certificates for shares that remain outstanding. Ask your investment dealer or Putnam Investor Services for prospectuses of other Putnam funds. Shares of certain Putnam funds are not available to residents of all states.

The exchange privilege is not intended as a vehicle for short-term trading. Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders. In order to limit excessive exchange activity and in other circumstances where Putnam Management or the Trustees believe doing so would be in the best interests of your fund, the fund reserves the right to revise or terminate the exchange privilege, limit the amount or number of exchanges or reject any exchange. Consult Putnam Investor Services before requesting an exchange. See the SAI to find out more about the exchange privilege.

HOW THE FUND VALUES ITS SHARES

The fund calculates the net asset value of a share of each class by dividing the total value of its assets, less liabilities, by the number of its shares outstanding. Shares are valued as of the close of regular trading on the New York Stock Exchange each day the Exchange is open.

Portfolio securities for which market quotations are readily available are valued at market value. Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value. All other securities and assets are valued at their fair value following procedures approved by the Trustees.

Securities quoted in foreign currencies are translated into U.S. dollars at current exchange rates or at such other rates as the Trustees may determine in computing net asset value. As a result, fluctuations in the value of such currencies in relation to the U.S. dollar may affect the net asset value of fund shares even though there has not been any change in the values of such securities as quoted in such foreign currencies.

HOW THE FUND MAKES DISTRIBUTIONS TO SHAREHOLDERS; TAX INFORMATION

The fund will declare a distribution each day in an amount which is based on Putnam Management's projections of the fund's estimated net investment income. Normally, the fund will pay these distributions monthly. The amount of each daily distribution may differ from actual net investment income determined in accordance with generally accepted accounting principles. See "Distributions" in the SAI. The fund will distribute, at least annually, all net realized capital gains, if any, after applying any available capital loss carryovers. Distributions paid on class A shares will generally be greater than those paid on class B and class M shares because expenses attributable to class B and class M shares will generally be higher.

You begin earning distributions on the business day that Putnam
Mutual Funds receives payment for your shares. It is your responsibility to see that your dealer forwards payment promptly.

You can choose from three distribution options:

- Reinvest all distributions in additional shares without a sales charge;

- Receive distributions from net investment income in cash while reinvesting capital gains distributions in additional shares without a sales charge; or

-   Receive all distributions in cash.

You can change your distribution option by notifying Putnam Investor Services in writing. If you do not select an option when you open your account, all distributions will be reinvested. All distributions not paid in cash will be reinvested in shares of the class on which the distributions are paid. You will receive a statement confirming reinvestment of distributions in
additional    fund     shares (or in shares of other Putnam funds
for Dividends Plus accounts) promptly following the quarter in which the reinvestment occurs.

If a check representing a fund distribution is not cashed within a specified period, Putnam Investor Services will notify you that you have the option of requesting another check or reinvesting the
distribution    .  You will not receive any interest on amounts
represented by uncashed distribution or redemption checks . If Putnam Investor Services does not receive your election, the distribution will be reinvested in the fund. Similarly, if correspondence sent by the fund or Putnam Investor Services is returned as "undeliverable," fund distributions will automatically be reinvested in the fund or in another Putnam fund.

The fund intends to qualify as a "regulated investment company" for federal income tax purposes and to meet all other requirements necessary for it to be relieved of federal taxes on income and gains it distributes to shareholders. The fund will distribute substantially all of its ordinary income and capital gain net income on a current basis.

Fund distributions will be taxable to you as ordinary income   to
the extent derived from the fund's investment income and net short-term gains (that is, net gains from securities held for not more than a year). Distributions designated by the fund as deriving from net gains on securities held for more than one year but not more than 18 months and from net gains on securities held for more than
18 months     will be taxable    to you     as such, regardless of
how long you have held the shares. Distributions will be taxable as described above whether received in cash or in shares through the reinvestment of distributions.

Fund investments in foreign securities may be subject to withholding taxes at the source on dividend or interest payments. In that case, the fund's yield on those securities would be decreased. The fund does not expect to be eligible to elect to permit shareholders to claim a credit or deduction on their income tax return for their pro rata share of such taxes.

Fund transactions in foreign currencies and hedging activities may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in value of the foreign currency concerned. In addition, such activities will likely produce a difference between book income and taxable income. This difference may cause a portion of the fund's income distributions to constitute a return of capital for tax purposes or require the fund to make distributions exceeding book income to qualify as a regulated investment company for tax purposes.

Investment in an entity that qualifies as a "passive foreign investment company" under the Internal Revenue Code could subject the fund to a U.S. federal income tax or other charge on certain "excess distributions" with respect to the investment, and on the proceeds from disposition of the investment.

Early in each    calendar     year Putnam Investor Services will
notify you of the amount and tax status of distributions paid to you for the preceding year.

The foregoing is a summary of certain federal income tax consequences of investing in the fund. You should consult your tax adviser to determine the precise effect of an investment in the fund on your particular tax situation (including possible liability for state and local taxes).

About Putnam Investments, Inc.

Putnam Management has been managing mutual funds since 1937. Putnam Mutual Funds is the principal underwriter of the fund and of other Putnam funds. Putnam Fiduciary Trust Company is the custodian of the fund. Putnam Investor Services, a division of Putnam Fiduciary Trust Company, is the investor servicing and transfer agent for the fund.

Putnam Management, Putnam Mutual Funds and Putnam Fiduciary Trust
Company are    located at One Post Office Square, Boston,
Massachusetts 02119 and are     subsidiaries of Putnam
Investments, Inc., which is         owned by Marsh & McLennan
Companies, Inc., a publicly-owned holding company whose principal businesses are international insurance and reinsurance brokerage, employee benefit consulting and investment management.

APPENDIX

Securities ratings

The following rating services describe rated securities as follows:

Moody's Investors Service, Inc.

Bonds

Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa -- Bonds which are rated Baa are considered as medium grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.


B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default, or there may be present elements of danger with respect to principal or interest.

Ca -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C -- Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Standard & Poor's

Bonds

AAA -   - An obligation     rated    AAA     has the highest
rating assigned by Standard & Poor's.    The obligor's capacity
to meet its financial commitment on the obligation     is
extremely strong.

AA    -- An obligation rated AA     differs from the    highest-
    rated    obligations     only in small degree.     The
obligor's     capacity to    meet its financial commitment on the
obligation is very strong.

A -- An obligation rated A     is somewhat more susceptible to
the adverse effects of changes in circumstances and economic
conditions than    obligations     in higher   -    rated
categories.     However, the obligor's     capacity to    meet
its financial commitment on the obligation is still strong.

BBB -- An obligation rated BBB     exhibits adequate protection
parameters   .  However    , adverse economic conditions or
changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

   Obligations rated BB, B, CCC, CC and C are regarded as having
significant speculative characteristics.  BB     indicates the
lowest degree of speculation and    C     the highest.  While
such    obligations     will likely have some quality and
protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

BB --    An obligation rated BB is less vulnerable to
nonpayment     than other speculative issues.  However, it faces
major ongoing uncertainties or exposure to adverse business, financial, or

    economic conditions which could lead to    the obligor's
inadequate capacity to meet    its financial commitment on the
obligation    .

B --    An obligation rated B is more vulnerable to nonpayment
than obligations rated BB, but the obligor     currently has the
capacity to meet    its financial commitment on the
obligations    .   Adverse business, financial, or economic
conditions will likely impair    the obligor's     capacity or
willingness to    meet its financial commitment on the
obligation.

CCC --    An obligation     rated    CCC is     currently
   vulnerable to nonpayment    , and is dependent upon favorable
business, financial, and economic conditions    for the obligor
to met its financial commitment on the obligation    .  In the
event of adverse business, financial, or economic conditions,
   the obligor     is not likely to have the capacity to    meet
its financial commitment on the obligation.

CC --    An obligation rated CC is currently highly vulnerable to
nonpayment.

C -- The    C     rating may be used to cover a situation where a
bankruptcy petition has been filed,    or similar action has been
taken,     but         payments    on this obligation     are
   being     continued.

D    -- An obligation     rated    D is     in payment default.
The    D     rating category is used when interest payments or
principal payments are not made on the date due even if the
applicable grace period has not expired, unless    Standard &
Poor's     believes that such payments will be made during such
grace period.  The    D     rating also will be used    upon
the filing of a bankruptcy petition   , or the taking of a
similar action     if         payments    on an obligation
are jeopardized.

Duff & Phelps Corporation

Long-Term Debt

AAA -- Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

AA+, AA, AA- -- High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

A+, A, A- -- Protection factors are average but adequate.
However, risk factors are more variable and greater in periods of economic stress.

BBB+, BBB, BBB- -- Below-average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

BB+, BB, BB- -- Below investment grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.

B+, B, B- -- Below investment grade and possessing risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

CCC -- Well below investment-grade securities. Considerable uncertainty exists as to timely payment of principal, interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

DD -- Defaulted debt obligations. Issuer failed to meet scheduled principal and/or interest payments.

Fitch Investors Service, Inc.

AAA -- Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA -- Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA.

A -- Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB -- Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate.
Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB -- Bonds considered to be speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B -- Bonds are considered highly speculative. Bonds in this class are lightly protected as to the obligor's ability to pay interest over the life of the issue and repay principal when due.

CCC -- Bonds have certain characteristics which, with passing of time, could lead to the possibility of default on either principal or interest payments.

CC -- Bonds are minimally protected. Default in payment of interest and/or principal seems probable.

C -- Bonds are in actual or imminent default in payment of interest or principal.

DDD -- Bonds are in default and in arrears in interest and/or principal payments. Such bonds are extremely speculative and should be valued only on the basis of their value in liquidation or reorganization of the obligor.

   Glossary of terms

Bond               An IOU issued by a government or corporation
                   that usually pays interest.
-----------------------------------------------------------------
Capital            A rise in an investment's principal value.
appreciation       Also used to describe the investment objective
                   of a mutual fund whose primary criterion for
                   choosing securities is the potential to rise
                   in value rather than to provide dividend
                   income.
-----------------------------------------------------------------
Capital            A profit or loss on the sale of securities
gain/loss          (generally stocks or bonds).
-----------------------------------------------------------------
Class A, B, M      Types of shares, each class offering
shares             investors a different way to pay sales charges
                   and distribution fees. A fund's prospectus
                   explains the availability and attributes of
                   each type.
-----------------------------------------------------------------
Common             A unit of ownership of a corporation.
stock
-----------------------------------------------------------------
Contingent         A charge applied at the time of redemption of
deferred           certain mutual fund shares, rather than at the
sales charge       time of purchase. A fund's CDSC generally
(CDSC)             declines each year after purchase, until it no
                   longer applies.
-----------------------------------------------------------------
Cost basis         The purchase price of mutual fund shares for
                   tax purposes, adjusted for such things as
                   share splits, distributions, and return of
                   capital distributions.
-----------------------------------------------------------------
Declaration        The date on which the Trustees approve the
date               amount of a mutual fund's next distribution.
-----------------------------------------------------------------
Distribution       A payment from a mutual fund to shareholders.
                   It may include interest from bonds and
                   dividends from stocks (dividend
                   distributions). It may also include profits
                   from the sale of securities from the fund's
                   portfolio (capital gains distributions).
-----------------------------------------------------------------
Diversification    Investing in a number of securities to reduce
                   the effect of any one investment going bad. A
                   basic premise of mutual fund investing.
-----------------------------------------------------------------
Dividend           For mutual fund shares, a payment derived
                   solely from dividends or interest paid on
                   securities held in the portfolio (i.e. not
                   including capital gains).
-----------------------------------------------------------------
Equity             Securities representing ownership in a
securities         corporation. Common stock and preferred stock
                   are equity securities.
-----------------------------------------------------------------
Ex-dividend        The date on or after which a holder of
date               newly-issued shares will not receive the
                   fund's next distribution. For Putnam funds, it
                   is the same as the record date.
-----------------------------------------------------------------
Fiscal year        Typically an accounting period of 365 days
                   (366 days in leap years) for which a mutual
                   fund prepares financial statements and
                   performance data. For administrative reasons,
                   it often differs from a calendar year.
-----------------------------------------------------------------
Fixed-income       Securities that pay an unchanging rate of
securities         interest or dividends. Bonds, notes, bills,
                   money market instruments, and preferred stocks
                   may all be considered fixed-income securities.
-----------------------------------------------------------------
Net asset          The value of one share of a mutual fund
value (NAV)        without regard to sales charges. Some bond
                   funds aim for a steady NAV, representing
                   stability; most stock funds aim to raise NAV,
                   representing growth in the value of an
                   investment.
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Payable date       The date on which a mutual fund pays its
                   distributions to shareholders.
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Public             The purchase price of one class A or
offering price     class M share of a mutual fund, including the
(POP)              applicable "front-end" sales charge.
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Record date        The date used to determine which shareholders
                   are entitled to a distribution. After the
                   record date, shares are sold "ex-dividend," or
                   without the dividend. For Putnam funds, the
                   ex-dividend date is the same as the record
                   date.
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Total return       A measure of performance showing the change in
                   the value of an investment over a given
                   period, assuming all earnings are reinvested .
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
Yield              The percentage rate at which a fund has earned
                   income from its investments over the indicated period. "Dividend rate" is a current return that includes interest and dividend income, net of all fund expenses. "Distribution rate" is a current return that includes short-term capital gains, as well as net investment income. "SEC yield" is a current return based on net investment income over a recent 30-day period, computed on a yield-to-maturity basis, which may differ from net investment income as determined for financial reporting purposes.
                   All of these returns are calculated by
                   annualizing the dividends or distributions over the indicated period and dividing by the price of a share at the end of the period.

Make the most of your Putnam privileges

As a Putnam mutual fund shareholder, you have access to a number of services that can help you build a more effective and flexible financial program. Here are some of the ways you can use these privileges to make the most of your Putnam mutual fund investment.

SYSTEMATIC INVESTMENT PLAN

Invest as much as you wish ($25 or more) on any business day of the month except for the 29th, 30th, or 31st. The amount you choose will be automatically transferred each month from your checking or savings account.

SYSTEMATIC WITHDRAWAL

Make regular withdrawals of $50 or more monthly, quarterly, or semiannually from your Putnam mutual fund account valued at $10,000 or more. Your automatic withdrawal may be made on any business day of the month except for the 29th, 30th, or 31st.

SYSTEMATIC EXCHANGE

Transfer assets automatically from one Putnam account to another on a regular, prearranged basis. There is no additional charge for this service.

FREE EXCHANGE PRIVILEGE

Exchange money between Putnam funds in the same class of shares without charge. The exchange privilege allows you to adjust your investments as your objectives change. A signature guarantee is required for exchanges of more than $500,000 and shares of all Putnam funds may not be available to all investors.

DIVIDENDS PLUS

Diversify your portfolio by investing dividends and other distributions from one Putnam fund automatically into another at net asset value.

STATEMENT OF INTENTION

To reduce a front-end sales charge, you may agree to invest a minimum dollar amount over 13 months. Depending on your fund, the minimum is $25,000, $50,000, or $100,000. Whenever you make an investment under this arrangement, you or your investment advisor should notify Putnam Mutual Funds that a Statement of Intention is in effect.

Investors may not maintain, within the same fund, simultaneous plans for systematic investment or exchange (into the fund) and systematic withdrawal or exchange (out of the fund). These privileges are subject to change or termination.

For more information about any of these services and privileges, call your investment advisor or a Putnam customer service representative toll free at 1-800-225-1581.

Putnam Family of Funds*

PUTNAM GROWTH FUNDS
Putnam Asia Pacific Growth Fund
Putnam Capital Appreciation Fund
Putnam Diversified Equity Trust
Putnam Emerging Markets Fund
Putnam Europe Growth Fund
Putnam Global Growth Fund
Putnam Global Natural Resources Fund
Putnam Growth Opportunities Fund
Putnam Health Sciences Trust
Putnam International Growth Fund
Putnam International New Opportunities Fund
Putnam International Voyager Fund
Putnam Investors Fund
Putnam New Opportunities Fund+
Putnam OTC & Emerging Growth Fund
Putnam Vista Fund
Putnam Voyager Fund
Putnam Voyager Fund II

PUTNAM GROWTH AND INCOME FUNDS
Putnam Balanced Retirement Fund
Putnam Convertible Income-Growth Trust
Putnam Equity Income Fund
The George Putnam Fund of Boston
Putnam Global Growth and Income Fund
The Putnam Fund for Growth and Income
Putnam Growth and Income Fund II
Putnam International Growth and Income Fund
Putnam New Value Fund
Putnam Utilities Growth and Income Fund

PUTNAM INCOME FUNDS
Putnam American Government Income Fund
Putnam Diversified Income Trust
Putnam Diversified Income Trust II
Putnam Federal Income Trust
Putnam Global Governmental Income Trust
Putnam High Yield Advantage Fund++
Putnam High Yield Total Return Fund
Putnam High Yield Trust+
Putnam Income Fund
Putnam Intermediate U.S. Government Income Fund
Putnam Preferred Income Fund
Putnam U.S. Government Income Trust

PUTNAM TAX-FREE INCOME FUNDS
Putnam Municipal Income Fund
Putnam Tax Exempt Income Fund
Putnam Tax-Free High Yield Fund
Putnam Tax-Free Insured Fund
Putnam State tax-free income funds+++
                   Arizona, California, Florida, Massachusetts,
                   Michigan, Minnesota, New Jersey, New York,
                   Ohio and Pennsylvania

LIFESTAGE(SM) FUNDS
Putnam Asset Allocation Funds -- three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments seeking to help maximize your return and reduce your risk.
The three portfolios:
Balanced Portfolio
Conservative Portfolio
Growth Portfolio

PUTNAM MONEY MARKET FUNDS**
Putnam Money Market Fund
Putnam California Tax Exempt Money Market Fund
Putnam New York Tax Exempt Money Market Fund
Putnam Tax Exempt Money Market Fund

*As of 12/31/97.
+New investments restricted; see your financial advisor for details.
++New investments restricted as of 1/31/98; see your financial advisor for details.
+++Not available in all states.
**Investments in money market funds are neither insured nor guaranteed by the U.S. government. These funds are managed to maintain a steady net asset value of $1.00 per share, although there is no assurance this net asset value will be maintained in the future.

Please call your financial advisor or Putnam Mutual Funds to obtain a prospectus for any Putnam fund. It contains more complete information, including charges and expenses. Read it carefully before you invest or send money.

PUTNAMINVESTMENTS
        P.O. Box 989
     Boston, Massachusetts    02103
     Toll-free 1-800-225-1581

        www.putnaminv.com